Exhibit 17(b)

VIEW MATERIALS & VOTE w SCAN TO FULL CIRCLE CAPITAL CORPORATION 102 GREENWICH AVE., 2ND FLOOR GREENWICH, CT 06830 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by our company in mailing stockholder communications, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E13943-S50506 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FULL CIRCLE CAPITAL CORPORATION The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! ! ! ! 1. To approve the merger of Full Circle Capital Corporation with and into Great Elm Capital Corp. per the Agreement and Plan of Merger, dated as of June 23, 2016, by and between Full Circle Capital Corporation and Great Elm Capital Corp. To approve the adjournment of the Full Circle Capital Corporation special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Full Circle Capital Corporation special meeting to approve the foregoing proposal. 2. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes No ! ! Please indicate if you would like to keep your vote confidential under the current policy. IMPORTANT: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. E13944-S50506 FULL CIRCLE CAPITAL CORPORATION Special Meeting of Stockholders October 25, 2016 9:00 a.m. This proxy is solicited by the Board of Directors The undersigned stockholder of Full Circle Capital Corporation (the "Company") acknowledges receipt of the Notice of Special Meeting of Stockholders of the Company and hereby appoints Terence Flynn and Mark Biderman, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 on October 25, 2016 at 9:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposal 1 and FOR Proposal 2. Continued and to be signed on reverse side V.1.1